Exhibit 99.32

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-E

KEY PERFORMANCE FACTORS
February 29, 2000



Expected B Maturity 4/15/2008


Blended Coupon 6.2300%


Excess Protection Level
3 Month Average   5.41%
February, 2000   6.03%
January, 2000   5.16%
December, 1999   5.03%


Cash Yield18.83%


Investor Charge Offs 4.75%


Base Rate 8.04%


Over 30 Day Delinquency 5.01%


Seller's Interest 9.54%


Total Payment Rate14.30%


Total Principal Balance$48,263,301,515.80


 Investor Participation Amount$882,400,000.00


Seller Participation Amount$4,604,500,997.31